EXHIBIT 32.1
                         WPCS INTERNATIONAL INCORPORATED
          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the amended Annual Report of WPCS International Incorporated (the Company) on Form 10-KSB/A for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Andrew Hidalgo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to WPCS International Incorporated and will be retained by WPCS International Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.

Date:  May 4, 2004


                                        /s/Andrew Hidalgo
                                         ------------------
                                           Andrew Hidalgo
                                           Chief Executive Officer